UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 31, 2008 (October 27, 2008)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 200, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Effective October 27, 2008, Brookdale Senior Living Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated as of November 15, 2006, among the Company, the several lenders parties thereto, and Bank of America, N.A., as successor administrative agent (as amended to date, the “Credit Agreement”).

The Third Amendment amended the Credit Agreement to substitute Bank of America, N.A. in place of Lehman Commercial Paper Inc. as administrative agent for the lenders under the Credit Agreement, to delete the swing line subfacility from the Credit Agreement, and to make certain other administrative amendments.

The foregoing summary of certain provisions of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Section 2 — Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Third Amendment, as set forth in Item 1.01 of this report, is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

 (b)           On October 27, 2008, Jeffrey G. Edwards notified the Company of his resignation as a member of the Company’s Board of Directors (including in his capacities as Lead Outside Director, as Chair of the Company’s Compensation Committee and as a member of the Company’s Audit Committee), effective as of November 4, 2008. There are no disagreements between Mr. Edwards and the Company on any matter relating to the Company’s operations, policies or practices that caused or contributed to his decision to tender his resignation as a director.

The vacancy on the Board of Directors resulting from the resignation of Mr. Edwards will be filled at a later date.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Third Amendment, effective as of October 27, 2008, to the Amended and Restated Credit Agreement, dated as of November 15, 2006, among Brookdale Senior Living Inc., the several lenders parties thereto, and Bank of America, N.A., as successor administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	October 31, 2008	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1
Third Amendment, effective as of October 27, 2008, to the Amended and Restated Credit Agreement, dated as of November 15, 2006, among Brookdale Senior Living Inc., the several lenders parties thereto, and Bank of America, N.A., as successor administrative agent.